UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

February 16, 2021
Date of Report (Date of earliest event reported)
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A10 NETWORKS, INC.
(Exact name of the registrant as specified in its charter)
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Delaware	001-36343	20-1446869
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2300 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 325-8668
(Name and telephone number, including area code, of the person to contact in connection with this report)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	ATEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

(e) Compensatory Arrangement of Certain Officers.

On February 16, 2021, the Board of Directors of A10 Networks, Inc. (the “Company”), appointed Brian Becker as the Company’s Chief Financial Officer. As previously disclosed in the Company’s Current Report on Form 8-K filed on September 17, 2020 (the “Previous Report”), Mr. Becker was appointed to serve as the Company’s Interim Chief Financial Officer, effective as of September 17, 2020. The disclosure provided regarding Mr. Becker in the Previous Report pursuant to Item 5.02(c) and (e) are incorporated herein by reference.

On February 16, 2021, the Compensation Committee (the “Compensation Committee”) of the Board completed an annual review of executive compensation, which included a review of annual base salary, bonus target amounts for 2021 and confirmation of payouts under the Company’s 2020 Executive Incentive Plan or the 2020 Corporate Incentive Plan, as applicable, (the “Plans”) for its executive officers. In connection with this review, the Board confirmed the following cash payouts under the Plans for performance in 2020:

•For Dhrupad Trivedi, the Company’s Chief Executive Officer, a cash bonus amount of $424,500.00, plus a discretionary bonus payout of $75,500.00;
•For Brian Becker, the Company’s Chief Financial Officer, a cash bonus amount of $93,390.00; and
•For Robert Cochran, the Company’s Executive Vice President, Legal and Corporate Collaboration, a cash bonus amount of $128,090.33.

In addition, the Compensation Committee approved an increase to annual base salary and target cash bonus amounts for 2021 for certain of its executive officers. The base salary increases, which were made effective as of February 1, 2021 and target cash bonus amounts for 2021 included the following:

•For Mr. Trivedi, a base salary increase from $500,000.00 to $600,000.00 and a target cash bonus amount of 100%, or $600,000.00;
•For Mr. Becker, a base salary increase from $275,000.00 to $300,000.00 and a target cash bonus amount of 50%, or $150,000.00; and
•For Mr. Cochran, a target cash bonus amount of 50%, or $150,872.00.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2021

A10 NETWORKS, INC.
By: /s/ Robert Cochran
Robert Cochran
Executive Vice President, Legal and Corporate Collaboration and Secretary